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                                                                   EXHIBIT 23.01

                                    CONSENT


     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1-B on Form S-3 to the Registration Statement on Form S-4 of our reports dated January 23, 1997 included in the OGE Energy Corp. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Post-Effective Amendment.


                                            ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

December 1, 1997